SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           Form 8-K/A



        Current Report Pursuant to Section 13 or 15(d) of

               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          October 20,2000
                          ---------------



                 CALIFORNIA SOFTWARE CORPORATION
                 -------------------------------
      (Exact name of registrant as specified in its charter)



      Nevada             001-155769             88-0408446
---------------- -------------------------  -------------------
(State or other  (Commission File Number)     (IRS Employer
  jurisdiction                              Identification No.)
of incorporation)



      2485 McCabe Way, 2nd Floor, Irvine, California 92614
      -----------------------------------------------------
      (Address of principal executive offices)   (Zip Code)

 Registrant's telephone number, including area code (949) 553-8900
                                                    --------------


                         Not applicable
                         --------------
  (Former name or former address, if changed since last report)

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The undersigned registrant hereby amends, to the extent set forth herein, the registrant's Current Report on Form 8-K dated October 20, 2000, and filed with the Securities and Exchange Commission on November 3, 2000 to include the financial statements required by Item 7(a) of Form 8-K and to address the requirement of pro forma financial information required by Item 7(b) of Form 8-K:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The audited balance sheet of Software Connections, Inc., a Virginia corporation ("SCI"), for the year ended December 31, 1999, the related audited statements of operations, stockholders' deficit and cash flows for the years ended December 31, 1999 and 1998 and the related Independent Auditors' Report, are filed as
          Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

          The unaudited interim balance sheet of Software Connections, Inc., a Virginia corporation ("SCI"), as of September 30, 2000 and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2000 and 1999, are filed as
          Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

     (b)  Pro Forma Financial Information.

          The unaudited pro forma consolidated condensed financial statements of California Software Corporation, a Nevada corporation ("CSC"), for the nine months ended September 30, 2000 and the year ended December 31, 1999 reflecting the acquisition of SCI are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

     (c)  Exhibits

          The   following   exhibits  are   filed   herewith   or
          incorporated by reference as part of this report:

          Exhibit No.  Document Description
          ----------   --------------------

           2.1*    Asset Purchase Agreement dated as of October
                   20, 2000,   by   and   between   Software
                   Connections,  Inc., a Virginia   corporation
                   (d/b/a  ALE  Systems) ("Seller"),  Gayle  P.
                   Goodrich,  the  sole  shareholder of  Seller
                   ("Shareholder"),  and  California   Software
                   Applications  Inc.., a  Nevada   corporation
                   ("Purchaser"),  which  is  a  wholly   owned
                   subsidiary     of    California     Software
                   Corporation, a Nevada corporation ("CSC").


           99.1 Audited balance sheet of SCI for the year ended December 31, 1999, the related audited statements of operations, stockholders' deficit and cash flows for the years ended December 31, 1999 and 1998, and the related Independent Auditors' Report.

           99.2 Unaudited interim balance sheet of SCI as of September 30, 2000 and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2000 and 1999.

           99.3 Unaudited pro forma consolidated condensed financial statements of CSC for the twelve months ended December 31, 1999 and the nine months ended September 30, 2000 reflecting the acquisition of SCI.

          *Filed as an exhibit to the Company's Form 8-K that was filed with the Securities and Exchange Commission on November 3, 2000, which report is incorporated herein by reference.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2001          CALIFORNIA SOFTWARE CORPORATION



                              By:/s/ Lawrence J. Jagiello

                                     Lawrence J. Jagiello,
                                     Chief Financial Officer

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